Exhibit 10.2

AMENDMENT NO. 1 TO

AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

Amendment No. 1 dated as of February 17, 2023 (this “Amendment”) to the Amended and Restated Guaranty and Security Agreement, dated as of November 22, 2022 (the “Security Agreement”), by and among LuxUrban Hotels Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company named on the signature pages hereto (the “Grantors” and “Guarantors” and individually a “Grantor” and “Guarantor”) and Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”).

WHEREAS, the Company has issued its senior secured promissory notes (the “Existing Notes”) in favor of Greenle Alpha and Greenle Partners LLC Series Beta P.S. (“Greenle Beta”) as described in the Security Agreement;

WHEREAS, the Company intends to issue its Senior Secured Convertible Promissory Note in the original principal amount of $2,079,686.13 (the “Additional Note”) in favor of Greenle Beta on the date hereof;

WHEREAS, in connection with the execution and delivery of this Amendment, the Company and the Greenle Alpha have consented to the issuance of the Additional Note; and

WHEREAS, the parties hereto desire to amend the Security Agreement on the terms and subject to the conditions set forth herein to provide for the issuance of the Additional Note;

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors and the Collateral Agent agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Security Agreement.

2. Amendments to the Security Agreement. The Security Agreement is hereby amended as follows:

The WHEREAS clauses of the Recitals are hereby amended and restated in their entirety as follows:

“WHEREAS, Greenle Alpha has previously acquired from Evergreen Capital Management LLC (“Evergreen Capital”) a promissory note of the Company dated May 27, 2022 in the original principal amount of $1,750,000 (the “May Note”) issued pursuant to a Securities Purchase Agreement, dated as of May 27, 2022 (the “May Purchase Agreement”), between the Company and Evergreen Capital, that was secured pursuant to the terms of a Guaranty and Security Agreement dated as of May 27, 2022 (the “Original Security Agreement”) among the Company, the Guarantors and Evergreen Capital, which has been assigned by Evergreen Capital to Greenle Alpha;

WHEREAS, Greenle Alpha has previously acquired from the Company a promissory note of the Company dated September 16, 2022 in the original principal amount of $2,070,000 (the “June Note”) issued pursuant to a Securities Purchase Agreement, dated as of June 30, 2022 (the “June Purchase Agreement”), between the Company and Greenle Alpha, that was secured pursuant to the terms of an Amended and Restated Guaranty and Security Agreement dated as of June 30, 2022 (the “June Security Agreement”) among the Company, the Guarantors and Greenle Alpha;

WHEREAS, Greenle Alpha has previously acquired from the Company promissory notes of the Company dated September 30, 2022 and October 20, 2022 in the aggregate original principal amount of $2,875,000 (the “September Notes”) issued pursuant to a Securities Purchase Agreement, dated as of September 30, 2022 (the “September Purchase Agreement”), between the Company and Greenle Alpha, that were secured pursuant to the terms of an Amended and Restated Guaranty and Security Agreement dated as of September 30, 2022 (the “September Security Agreement”) among the Company, the Guarantors and Greenle Alpha;

WHEREAS, Greenle Alpha and Greenle Beta have previously acquired from the Company promissory notes of the Company dated November 11, 2022, in the aggregate original principal amount of $2,875,000 (the “November Notes”) issued pursuant to a Loan Agreement, dated as of November 11, 2022 (the “Loan Agreement”), between the Company and Greenle Alpha, that were secured pursuant to the terms of an Amended and Restated Guaranty and Security Agreement dated as of November 11, 2022 (the “November Security Agreement”) among the Company, the Guarantors, Greenle Alpha and Greenle Beta;

WHEREAS, Greenle Beta has agreed with the Company to exchange its November Note for a new promissory note of the Company in the original principal amount of $2,079,686.13 (the “Exchange Note” and, together with the May Note, the June Note, the September Notes and the November Note held by Greenle Alpha, the “Notes”). Capitalized terms used herein and not otherwise defined herein having the meanings set forth in the November Notes or, if not defined therein, in the Loan Agreement; provided, however, that the term “Event of Default” as used herein shall have the meaning set forth in the May Note with respect to the May Note, in the June Note with respect to the June Note, in the September Notes with respect to the September Notes, in the November Notes with respect to the November Notes and in the Exchange Note with respect to the Exchange Note; and

WHEREAS, pursuant to the November Security Agreement, the Guarantors have agreed to guaranty all obligations of the Company under the May Note, the June Note, the September Notes, the November Notes and the other obligations of the Company under the Transaction Documents (as defined in the September Purchase Agreement and the Loan Agreement), and as a condition precedent to the issuance of the Exchange Note and as security for repayment of the Exchange Note upon the terms set forth in the Exchange Note and the guarantees of the Guarantors hereunder, the Guarantors also agree to guaranty all obligations of the Company under the Exchange Note and the other obligations of the Company under the Transaction Documents (as defined in the November Purchase Agreement and the Loan Agreement), and the Grantors agree to execute and deliver this Security Agreement to the Lender and hereby to pledge and grant to the Lender a lien on and security interest in all of Grantors’ rights and interest the Pledged Collateral (as defined below), whether now owned or hereafter acquired.”

3. Limited Effect. Except as expressly amended hereby, all of the terms and provisions of the Security Agreement shall remain in full force and effect.

4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Security Agreement as of the date first above written.

LENDERS:

Greenle Partners LLC Series Alpha P.S.

By:	/s/ Alan Uryniak
Alan Uryniak
Managing Member
156 West Saddle River Road
Saddle River, NJ 07458

Greenle Partners LLC Series Beta P.S.

By:	/s/ Alan Uryniak
Alan Uryniak
Managing Member
156 West Saddle River Road
Saddle River, NJ 07458

THE COMPANY:

LuxUrban Hotels Inc., a Delaware corporation

By:	/s/ Brian Ferdinand
Brian Ferdinand
Chief Executive Officer
2125 Biscayne Blvd., Suite 253
Miami, Florida 33137

GUARANTORS:

SoBeNY Partners Inc., a Delaware corporation

By:	/s/ Brian Ferdinand
	Name:	Brian Ferdinand
	Title:	Chief Executive Officer of
LuxUrban Hotels Inc., Manager
2125 Biscayne Blvd., Suite 253
Miami, Florida 33137

LuxUrban RE Holdings LLC, a Delaware limited liability company

By:	/s/ Brian Ferdinand
	Name:	Brian Ferdinand
	Title:	Chief Executive Officer of
LuxUrban Hotels Inc., Manager
2125 Biscayne Blvd., Suite 253
Miami, Florida 33137

LuxUrban LLC, a Delaware limited liability company

By:	/s/ Brian Ferdinand
	Name:	Brian Ferdinand
	Title:	Chief Executive Officer of
LuxUrban Hotels Inc., Manager
2125 Biscayne Blvd., Suite 253
Miami, Florida 33137

S-Be Rentals, LLC, a Florida limited liability company

By:	/s/ Brian Ferdinand
	Name:	Brian Ferdinand
	Title:	Chief Executive Officer of
LuxUrban Hotels Inc., Manager
2125 Biscayne Blvd., Suite 253
Miami, Florida 33137

Corphousing UK Limited, a UK private limited company

By:	/s/ Brian Ferdinand
	Name:	Brian Ferdinand
	Title:	Chief Executive Officer of
LuxUrban Hotels Inc., Manager
2125 Biscayne Blvd., Suite 253
Miami, Florida 33137

CorpHousing RSL LLC, a Delaware limited liability company

By:	/s/ Brian Ferdinand
	Name:	Brian Ferdinand
	Title:	Chief Executive Officer of
LuxUrban Hotels Inc., Manager
2125 Biscayne Blvd., Suite 253
Miami, Florida 33137

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